U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED): APRIL 10, 2006

                        Commission File Number: 000-31987

                              TEXHOMA ENERGY, INC.
                 (Name of Small Business Issuer in its Charter)

               NEVADA                                    33-0925319
   (State or other jurisdiction of                     (IRS Employer
    incorporation or organization)                   Identification No.)

       2200 POST OAK BLVD. SUITE 340,
            HOUSTON, TEXAS                                  77056
 (Address of principal executive offices)                 (Zip Code)

                                 (604) 629-8603
                 (Registrant's Telephone Number, Including Area Code)


                       2411 FOUNTAINVIEW DRIVE, SUITE 120
                              HOUSTON, TEXAS 77057
                                 (Former Address)


     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM  1.01  ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT

     On April 10, 2006, Texhoma Energy, Inc. (the "Company") entered into a Debt Conversion Agreement with Lucayan Oil and Gas Investments, Ltd., a Bahamas corporation, formerly Devon Energy Thai Holdings, Ltd. ("LOGI"). The Company owed $895,000 to LOGI as of the date of the Debt Conversion Agreement in

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connection  with  money  received by the Company for the drilling in Thailand in
March  2005,  which  debt  was  transferred  by Fidelio Business, S.A. and Quick
Assets  and Cash Corp. (Bank Sal Oppenheim) to LOGI in November 2005.   Pursuant
to the Debt Conversion Agreement, the Company and LOGI agreed to convert $160,000 of the $895,000 which LOGI was owed into an aggregate of 4,000,000 shares (or one (1) share for each $0.04 of debt converted) of newly issued shares of the Company's restricted common stock. As of the date of this filing, the Company still owes LOGI $735,000. The Director and 50% owner of LOGI is Max Maxwell, who became a Director of the Company on April 10, 2006, and President of the Company on April 12, 2006, as described in greater detail below under "Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers." Mr. Maxwell obtained his 50% ownership in LOGI on April 10, 2006 in consideration for joining the Company as an officer and director and introducing the Company to various oil and gas opportunities.

     On April 10, 2006, the Company entered into a convertible note with LOGI evidencing the $735,000 of debt which remains outstanding. The convertible note provides that LOGI may convert the $735,000 debt into Company common stock at the rate of one share of common stock for each $0.04 of outstanding debt.

ITEM  3.02  UNREGISTERED  SHARES  OF  EQUITY  SECURITIES

     On April 10, 2006, the Company agreed to issue LOGI 4,000,000 shares of the Company's restricted common stock in connection with the Company's entry into a Debt Conversion Agreement with LOGI, whereby LOGI agreed to forgive $160,000 of the amount it was owed in return for the issuance of the shares. The Company claims an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, since the issuances did not involve a public offering, the recipients took the shares for investment and not resale and the Company took appropriate measures to restrict transfer. No underwriters or agents were involved in the issuance and no underwriting discounts or commissions were paid by the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On April 10, 2006, the Company's Board of Directors voted unanimously to increase the number of Directors on the Company's Board of Directors from two
(2) to three (3) Directors. At the same time, the Board of Directors voted unanimously to appoint Max Maxwell as a Director of the Company, to fill the vacancy created by the increase in the number of Directors.

     On April 12, 2006, the Company's Board of Directors voted unanimously to appoint Frank A. Jacobs, a Director of the Company, as the Company's Chief Executive Officer and Secretary; Max Maxwell, a Director of the Company, as the Company's President; and Brian M. Alexander, a Director of the Company, as the Company's Chief Financial Officer. Mr. Jacobs previously served as the Company's Executive Chairman, and Mr. Alexander previously served as the Company's Principal Accounting Officer and President.

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FRANK  A.  JACOBS,  AGE  53
Chief  Executive  Officer,  Secretary  and  Director

     Mr. Jacobs has served as the Company's Director and Executive Chairman since January 2005. Since the incorporation of the Company's wholly owned subsidiary, Texaurus Energy, Inc. ("Texaurus") in March 2006, Mr. Jacobs has served as a Director and as Chief Executive Officer, President, Secretary and Treasurer of Texaurus. Mr. Jacobs served as the sole Director of Lucayan Oil and Gas Investments, Ltd., from September 2003 until April 10, 2006. Since April 2003, Mr. Jacobs has owned and operated Jacobs Oil & Gas, Ltd. ("Jacobs, Ltd."), through which he provides energy consulting services and corporate advice to various oil and gas companies from time to time. Since 2005, the Company has been the only client of Jacobs, Ltd. All of Mr. Jacobs' management time and expenses in connection with services rendered to the Company are billed by Jacobs Ltd. to the Company. Between February 2004 and April 2005, Mr. Jacobs served as the Director, President and Chief Operating Officer of International PetroReal Oil Corporation, in Vancouver, British Columbia, Canada. From January 2003 until June 2004, Mr. Jacobs served as the Director, President and Chief Executive Officer of Loumic Exploration Inc., in West Vancouver, British Columbia, Canada. From October 2001 until December 2003, Mr. Jacobs served as a Director of Capersia Pte Ltd., in Singapore. From February 1999 until October 2001, Mr. Jacobs served as Managing Director of Anzoil NL, in Perth, Australia.

     Mr. Jacobs received a Bachelors of Science degree in Chemical Engineering from the Higher Technical College in Breda, The Netherlands, in 1976 and a Master of Science degree in Engineering from the University of Calgary in 1978.

     Mr. Jacobs' brother, Peter Jacobs, is the beneficial owner of Capersia Pte Ltd. ("Capersia"), which is the largest shareholder of the Company and holds 56,000,000 shares of the Company's common stock representing approximately 46.5% of the Company's issued and outstanding common stock. Mr. Jacobs' does not beneficially own the shares of common stock held by Capersia.

     Mr. Jacobs does not have an employment agreement with the Company, but does receive approximately $150,000 in amounts paid to Jacobs Ltd., in consideration for consulting services rendered to the Company by Mr. Jacobs. As of the date of this filing, Mr. Jacobs was owed approximately $125,000 from the Company in accrued but unpaid consulting fees.

MAX  MAXWELL,  AGE  55
President  and  Director

     Mr. Maxwell has served as the Company's Director since April 10, 2006 and as the Company's President since April 12, 2006. Since April 10, 2006, Mr. Maxwell has served as a Director of Texaurus and was elected President of Texaurus on April 19, 2006. Since April 2006, Mr. Maxwell has served as a
Director of Lucayan Oil and Gas Investments, Ltd., a Bahamas company, which invests in oil and gas companies. Since October 2002, Mr. Maxwell has served as a Director of ORX Resources, Inc. an oil and gas company ("ORX"). From October 2002 until April 2006 he served as Vice-President of ORX. From February 1984 until October 2002, Mr. Maxwell served as the President of Online Resource Exchange. From January 1977 until February 1984, Mr. Maxwell served as an engineer with the Louisiana Land and Exploration Company.

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     Mr.  Maxwell  received  his  Bachelors  of  Science  degree  in  Petroleum
Engineering from Louisiana State University in 1973 and his Masters Degree in Business Administration from the University of New Orleans in 1985. Mr. Maxwell is a member of the Society of Petroleum Evaluation Engineers and a member of the Society of Petroleum Engineers.

     Mr. Maxwell does not have an Employment Agreement with the Company. It is anticipated that Mr. Maxwell will be paid approximately $ 175,000 per year by the Company in consideration for his services to the Company as its President.

BRIAN  M.  ALEXANDER,  AGE  58
Chief  Financial  Officer  and  Director

     Mr. Alexander has served as a Director of the Company since November 2, 2004. Between November 2, 2004 and April 12, 2006, Mr. Alexander served as the Company's President. Since March 2006, Mr. Alexander has served as Vice President of Texaurus. Mr. Alexander has served as a Senior Consultant with Avvantica Consulting, in Dallas, Texas ("Avvantica"), since October 2005. Avvantica is a consulting firm specializing in Sarbanes Oxley compliance. From September 2003 until June 2005, Mr. Alexander served as a finance and administration manager with Black Swan Petroleum (Thailand) Ltd., of which we previously owned 40% of the outstanding shares. Form December 2003 until June 2005, Mr. Alexander served as a Senior Finance and Administration Manager with PetroReal of America, Inc. in New Orleans, Louisiana. From June 2000 until July 2003, he served as a Finance and Accounting Manager with Praxair Inc., a manufacturer and distributor of industrial gases.

     Mr. Alexander obtained a Bachelor of Science in Business Administration degree from the University of Arkansas in 1970.

     Mr. Alexander does not have an Employment Agreement with the Company. Mr. Alexander is currently being paid $36,000 per year by the Company in consideration for his services to the Company as its Chief Financial Officer. As of March 20, 2006, Mr. Alexander was owed $25,000 from the Company in accrued salary. He has since been paid $3,000 and is therefore owed $22,000 as of the date of this filing.

                 Certain Relationships and Related Transactions
                 -----------------------------------------------

     On or about December 10, 2004, the Company entered into a participation agreement with the "Clovelly Joint Venture," of which ORX, whom our new President and Director used to serve as Vice President and still serves as a Director of, is the Operator. The Company agreed to a 6%-participation in the drilling of the Allain Lebreton #2 well on a prospect close to the existing Clovelly oil and gas field in Louisiana. On February 14, 2006 the Company announced it had increased its working interest to 11% through the purchase of a further 5% working interest in this prospect.

     On April 10, 2006, the Company entered into a Debt Conversion Agreement with Lucayan Oil and Gas Investments, Ltd., a Bahamas corporation ("LOGI"), who's Director and 50% owner is the President and a Director of the Company, Max Maxwell. The Company owed $895,000 to LOGI as of the date of the Debt Conversion Agreement, in connection with funds provided to the Company for the

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drilling  in  Thailand in March 2005, which were assigned to LOGI by other third party entities. Pursuant to the Debt Conversion Agreement, the Company and LOGI agreed to convert $160,000 of the $895,000 which LOGI was owed into an aggregate of 4,000,000 shares (or one (1) share for each $0.04 of debt converted) of newly issued shares of the Company's restricted common stock. As of the date of this filing, the Company still owes LOGI $735,000.

     On October 27, 2004, the Company entered into a Share Sale and Purchase Agreement (the "Agreement") to acquire a 40% shareholding in the capital of Black Swan Petroleum Pty. Ltd. ("BSP"), which held a 100% interest in Block B7/38, a Petroleum Exploration Concession (the "Petroleum Concession") in offshore Thailand. In connection with the Agreement, the Company agreed to issue 56,000,000 shares of common stock and to pay $150,000 to Capersia Pte. Ltd. ("Capersia"). At the time of the Company's entry into the Agreement, Capersia was 50% owned by our Chief Executive Officer and Director, Frank A. Jacobs', brother Peter Jacobs, and 50% owned by Mr. Jacobs' wife, Anna Jacobs. Currently, Capersia is 100% owned by Peter Jacobs.

ITEM  8.01  Other  Events

     On April 13, 2006, the Company's wholly-owned subsidiary Texaurus Energy, Inc., agreed to extend the closing date of the Sale and Purchase Agreement with Structured Capital Corp., from April 7, 2006, to April 21, 2006 in connection with the purchase of certain oil and gas leases in Vermillion Parish, Louisiana (as described in greater detail in our Report on Form 8-K filed with the Commission on April 4, 2006).


ITEM  9.01.  FINANCIAL  STATEMENTS  AND  EXHIBITS

Exhibit Number     Description
--------------     -----------

    10.1*          Debt Conversion Agreement with Lucayan Oil and Gas
                   Investments, Ltd.
    10.2*          Note

* Attached hereto.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TEXHOMA ENERGY, INC.
--------------------


/s/  Frank A. Jacobs
--------------------
Frank A. Jacobs,
Chief Executive Officer

April 19, 2006

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